Exhibit 10.11

                                                EXECUTION VERSION


                        PLEDGE AGREEMENT


     THIS PLEDGE AGREEMENT dated as of March 15, 2005 executed and delivered by each of the undersigned parties identified as "Pledgors" on the signature pages hereto and the other Persons who may be come Pledgors hereunder pursuant to the execution and delivery of a Pledge Agreement Supplement substantially in the form of Annex 1 hereto (each a "Pledgor" and collectively, the "Pledgors") in favor of SLOAN GROUP LTD. (the "Pledgee").

     WHEREAS, pursuant to that certain Convertible Note dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Note"), by and among BAYCORP HOLDINGS, LTD., a Delaware corporation ("Holdings"), GREAT BAY POWER MARKETING, INC., a Maine corporation ("GB Power"), GREAT BAY HYDRO CORPORATION, a New Hampshire corporation ("GB Hydro"), BAYCORP VENTURES, LLC, a Delaware limited liability company ("BayCorp Ventures"), NACOGDOCHES POWER, LLC, a New Hampshire limited liability company ("NAC Power"), NACOGDOCHES GAS, LLC, a New Hampshire limited liability company ("NAC Gas"), GREAT BAY HYDRO MAINE, LLC, a Maine limited liability company ("GB Maine") and GREAT BAY HYDRO BENTON, LLC, a Maine limited liability company ("GB Benton"; together with Holdings, GB Power, GB Hydro, BayCorp Ventures, NAC Power, NAC Gas, GB Maine and GB Benton, collectively the "Borrower") and the Pledgee, the Pledgee has agreed to make available to the Borrower certain financial accommodations on the terms and conditions contained in the Note;

     WHEREAS, the Borrower and each of the other Pledgors, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Pledgee through their collective efforts;

     WHEREAS, each Pledgor acknowledges that it will receive direct and indirect benefits from the Pledgee making such financial accommodations available to the Borrower under the Note; and

     WHEREAS, it is a condition precedent to the extension of such financial accommodations under the Note that the Pledgors execute and deliver this Agreement, among other things, to grant to the Pledgee a security interest in the Collateral as security for the Secured Obligations.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:



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     Section 1.  Definitions.  Terms not otherwise defined herein are  used herein with the respective meanings given them  in  the
Note.   Terms defined in the Uniform Commercial Code as in effect
in the State of New York shall have the respective definitions as so defined. In addition, as used in this Agreement:

     "Bankruptcy  Code" means United States Bankruptcy  Code  (11
U.S.C. Section 101 et seq.), as in effect from time to time, and any successor statute thereto.

     "Issuer" means with respect to an Equity Interest, the Person who issued such Equity Interest and shall include each of the Persons identified as an Issuer on Schedule 1 attached hereto (or any addendum or supplement thereto), and any successors thereto, whether by merger or otherwise.

     "Pledgor  Subsidiaries"  means NAC  Gas,  GB  Maine  and  GB
Benton.

     "Proceeds" means all proceeds (including proceeds of proceeds) of any of the Collateral including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, payment intangibles, deposit accounts, chattel paper, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Collateral, or proceeds thereof (including any cash, Equity Interests, or other instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuers and any security entitlements, as defined in Section 8-102(a)(17) of the UCC, with respect thereto); (b) "proceeds," as such term is defined in
Section 9-102(a)(64) of the UCC; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Collateral, or proceeds thereof; and (d) payments (in any form whatsoever) made or due and payable to a Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral, or proceeds thereof.

     "Secured Obligations" means, collectively, (a) with respect to the Borrower, the unpaid principal of and interest on all indebtedness, liabilities, obligations, covenants and duties of the Borrower owing to the Pledgee of any kind, nature or description, under or in respect of the Note, any other Loan
Document to which the Borrower is a party, whether direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including reasonable attorneys fees), and expenses which the Borrower is required to pay pursuant to any of the foregoing, by law, or otherwise and (b) with respect to any other Pledgor, all indebtedness, liabilities, obligations, covenants and duties of such Pledgor owing to the Pledgee of any kind, nature or description, under or in respect of the Loan Documents to which such Pledgor is a party, whether direct or indirect, absolute or contingent, due or to become due, contractual

                               -2-

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or  tortious,  liquidated  or  unliquidated,  and  including  all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including reasonable attorneys fees), and expenses which such Pledgor is required to pay or has guaranteed pursuant to any of the foregoing, by law, or otherwise.

     "Securities Act" means the Securities Act of 1934, as amended.

     "UCC" means the Uniform Commercial Code as in effect in the State of New York.

     Section 2. Pledge. As security for the prompt performance and payment in full of the Secured Obligations, each Pledgor hereby pledges to the Pledgee for the benefit of the Pledgee, and grants to the Pledgee for the benefit of the Pledgee a security interest in, all of such Pledgor's right, title and interest in, to and under the following (collectively, the "Collateral"):

     (a) (i) in the case of Holdings, its Equity Interests in the Pledgor Subsidiaries, and (ii) in the case of the Pledgor Subsidiaries, all Equity Interests now or hereafter owned, acquired or held by such Pledgor Subsidiaries, including without limitation, the Equity Interests described in Schedule 1 attached hereto;

     (b) all other investment property and financial assets of the Pledgor Subsidiaries;

     (c) all payments due or to become due to such Pledgor in respect of any of the foregoing;

     (d)    all   of  such  Pledgor's  claims,  rights,   powers,
privileges, authority, puts, calls, options, security interests, liens and remedies, if any, in respect of any of the foregoing;

     (e) all of such Pledgor's rights to exercise and enforce any and every right, power, remedy, authority, option and privilege of such Pledgor relating to any of the foregoing including, without limitation, any power to (i) terminate, cancel or modify any agreement, (ii) execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of any of the foregoing and the applicable Issuer thereof, (iii) exercise voting rights or make determinations, (iv) exercise any election (including, but not limited to, election of remedies), (v) exercise any "put", right of first offer or first refusal, or other option, (vi) exercise any right of redemption or repurchase, (vii) give or receive any notice, consent, amendment, waiver or approval, (viii) demand, receive, enforce, collect or receipt for any of the foregoing,
(ix) enforce or execute any checks, or other instruments or orders, and (x) file any claims and to take any action in connection with any of the foregoing;

     (f)   all  certificates  and  instruments  representing   or
evidencing any of the foregoing;

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     (g)  all other rights, titles, interests, powers, privileges and preferences pertaining to any of the foregoing; and

     (h)  all Proceeds of any of the foregoing.

     Section 3. Representations and Warranties. Each Pledgor hereby represents and warrants to the Pledgee as follows:

     (a)   Title  and Liens.  Such Pledgor is, and  will  at  all
times continue to be, the legal and beneficial owner of the Collateral of such Pledgor. None of the Collateral is subject to any adverse claim or other Lien other than Permitted Liens. No Person has control of any of the Collateral other than the Pledgee.

     (b) Authorization. Such Pledgor has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms. The execution, delivery and performance of this Agreement in accordance with its terms, including the granting of the security interest hereunder, do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law relating to such Pledgor;
(ii) conflict with, result in a breach of or constitute a default under the organizational documents of such Pledgor, or any indenture, agreement or other instrument to which such Pledgor is a party or by which it or any of the Collateral of such Pledgor or its other property may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any of the Collateral of such Pledgor or such Pledgor's other property whether now owned or hereafter acquired.

     (c) Validity and Perfection of Security Interest. This Agreement is effective to create in favor of the Pledgee, for the benefit of the Pledgee, a legal, valid and enforceable security interest in the Collateral. Such security interest will be perfected (i) with respect to any such Collateral that is a "security" (as such term is defined in the UCC) and is evidenced by a certificate, when such Collateral is delivered to the Pledgee with duly executed stock powers with respect thereto,
(ii) with respect to any such Collateral that is a "security" (as such term is defined in the UCC) but is not evidenced by a certificate, when UCC financing statements in appropriate form are filed in the appropriate filing offices in the jurisdiction of organization of the Pledgors or when control is established by the Pledgee over such interests in accordance with the provision of Section 8-106 of the UCC, or any successor provision, and
(iii) with respect to any such Collateral that is not a "security" (as such term is defined in the UCC), when UCC financing statements in appropriate form are filed in the appropriate filing offices in the jurisdiction of organization of the Pledgors. Except as set forth in this subsection, no action is necessary to perfect the security interest granted by any Pledgor under this Agreement.

     (d)  Pledged Equity Interests.  The information set forth on
Schedule 1 hereto with respect to the Collateral of such Pledgor is true and correct.

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     (e)   Name,  Organization, Etc.  Such Pledgor's exact  legal
name,   type   of   legal  entity,  jurisdiction  of   formation,
organizational identification number and location of its chief executive office are as set forth on Schedule 1. Except as set forth on such Schedule, since the date of such Pledgor's formation, such Pledgor has not changed its name or merged with or otherwise combined its business with any other Person.

     (f) Authorization of Equity Interest. All Equity Interests which constitute Collateral are duly authorized, validly issued, fully paid and nonassessable and are not subject to preemptive rights of any Person.

     (g) Interests in Partnerships and LLCs. None of the Collateral consisting of an interest in a partnership or in a limited liability company (i) is dealt in or traded on a securities exchange or in securities markets, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC or (iii) is an investment company security.

     Section 4. Covenants. Each Pledgor hereby unconditionally covenants and agrees as follows:

     (a) No Liens; No Sale of Collateral. Such Pledgor will not create, assume, incur or permit or suffer to exist any adverse claim or other Lien on any of the Collateral other than Permitted Liens and shall not enter into any document, instrument or agreement (other than this Agreement) which prohibits or purports to prohibit the creation or assumption of any Lien on any of the Collateral. Such Pledgor will not sell, lease, lend, assign, transfer or otherwise dispose of all or any portion of the Collateral (or any interest therein) except in the ordinary course of business.

     (b) Change of Name, Etc. Without giving the Pledgee at least 30-days' prior written notice and to the extent such action is not otherwise prohibited by any of the Loan Documents, such Pledgor shall not: (i) change its name; (ii) reorganize or otherwise become formed under the laws of another jurisdiction or
(iii) become bound by a security agreement of another Person under Section 9-203(d) of the UCC.

     (c) Defense of Title. Such Pledgor will warrant and defend its title to and ownership of the Collateral of such Pledgor, at its sole cost and expense, against the claims of all Persons.

     (d) Delivery of Certificates, Etc. If a Pledgor shall receive any certificate (including, without limitation, any certificate representing a stock and/or liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect of the Collateral, whether resulting from a subdivision, combination or reclassification of outstanding Equity Interests or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, or otherwise), instrument, option or rights in respect of any Collateral, whether in addition to, in substitution of, as a conversion of, or in exchange for, any Collateral, or otherwise in respect thereof, such Pledgor shall hold the same in trust for the Pledgee and promptly deliver the

                               -5-

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same to the Pledgee in the exact form received, duly indorsed  by such  Pledgor  to  the  Pledgee, if required,  together  with  an
undated   stock  power  covering  such  certificate   (or   other
appropriate instrument of transfer) duly executed in blank by such Pledgor and with, if the Pledgee so requests, signature guaranteed, to be held by the Pledgee, subject to the terms of this Agreement, as Collateral.

     (e) Uncertificated Securities. With respect to any Collateral that constitutes a security and is not represented or evidence by a certificate or instrument, such Pledgor shall cause the Issuer thereof either (i) to register the Pledgee as the registered owner of such security or (ii) to agree in writing with the Pledgee and such Pledgor that such Issuer will comply with the instructions with respect to such security originated by the Pledgee without further consent of such Pledgor.

     (f) Security Entitlements and Securities Accounts. With respect to any Collateral consisting of a security entitlement or a securities account, such Pledgor shall, and shall cause the applicable securities intermediary, to enter into an agreement with, and in form and substance acceptable to, the Pledgee, granting control to the Pledgee over such Collateral.

     (g) Additional Shares. Such Pledgor shall not permit any Issuer to issue any additional Equity Interests unless such
Equity Interests are pledged hereunder as provided herein. Further, such Pledgor shall not permit any Issuer to amend or modify its articles or certificate of incorporation, articles of organization, certificate of limited partnership, by-laws, operating agreement, partnership agreement or other comparable organizational instrument in a manner which would adversely affect the voting, liquidation, preference or other similar rights of any holder of the Equity Interests pledged hereunder.

     (h) Issuer Acknowledgment. Such Pledgor shall, upon the Pledgee's request therefor, cause each Issuer of Collateral pledged by such Pledgor and which Issuer is not a Pledgor itself, to execute and deliver to the Pledgee an Acknowledgment and Consent substantially in the form of Schedule 2 attached hereto.

     Section 5.  Voting Rights; Dividends, etc.

     (a)  So long as no Event of Default exists:

          (i) each Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Collateral or any part thereof for any purpose not inconsistent with the terms and conditions of any of the Loan Documents or any agreement giving rise to or otherwise relating to any of the Secured Obligations; and

          (ii)  each Pledgor shall be entitled to retain and  use
     any and all cash dividends or interest paid on the Collateral in the normal course of the applicable Issuer's business, but any and all stock and/or liquidating dividends, other distributions in property, return

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     of  capital or other distributions made on or in respect  of
     the   Collateral,  whether  resulting  from  a  subdivision,
     combination   or  reclassification  of  outstanding   Equity
     Interests or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation,
     acquisition  or  other  exchange  of  assets   or   on   the
     liquidation, whether voluntary or involuntary, or otherwise, shall be and become part of the Collateral and, if received by a Pledgor, shall forthwith be delivered to the Pledgee.

The Pledgee agrees to execute and deliver to a Pledgor, or cause to be executed and delivered to a Pledgor, as appropriate, at the sole cost and expense of such Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers which such Pledgor is entitled to exercise pursuant to clause (i) above and/or to receive the dividends which such Pledgor is authorized to retain pursuant to clause (ii) above.

     (b) If an Event of Default exists, all rights of a Pledgor to exercise the voting and/or consensual rights and powers which a Pledgor is entitled to exercise pursuant to subsection (a)(i) above and/or to receive the dividends and distributions which a Pledgor is authorized to receive and retain pursuant to subsection (a)(ii) above shall cease, and all such rights thereupon shall become immediately vested in the Pledgee, which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers which any Pledgor shall otherwise be entitled to exercise pursuant to subsection
(a)(i) above and/or to receive and retain the dividends and distributions which any Pledgor shall otherwise be authorized to retain pursuant to subsection (a)(ii) above. Any and all money and other property paid over to or received by the Pledgee pursuant to the provisions of this subsection (b) shall be retained by the Pledgee as additional Collateral hereunder and shall be applied in accordance with the provisions of Section 7. If any Pledgor shall receive any dividends, distributions or other property which it is not entitled to receive under this Section, such Pledgor shall hold the same in trust for the Pledgee, without commingling the same with other funds or property of or held by such Pledgor, and shall promptly deliver the same to the Pledgee, in the identical form received, together with any necessary endorsements.

     Section 6.  Remedies.

     (a) In addition to any right or remedy that the Pledgee may have under the other Loan Documents or otherwise under Applicable Law, if an Event of Default shall exist, the Pledgee may exercise any and all the rights and remedies of a secured party under the UCC and may otherwise sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Collateral at a public or private sale or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee in its discretion shall deem appropriate. With respect to any Collateral held or maintained with a securities intermediary, the Pledgee shall be entitled to notify such securities intermediary that such securities intermediary should follow the entitlement orders of the Pledgee and that such securities intermediary should no longer follow entitlement orders of the Pledgor, without further consent of the Pledgor. The Pledgee shall have the right (in its sole and absolute discretion) to register any Equity Interests which are

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part of the Collateral in its own name as pledgee or the name  of its nominee (as Pledgee or as sub-agent), endorsed or assigned in
blank  or  in  favor  of  the  Pledgee.   The  Pledgee  shall  be
authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account in compliance with the Securities Act and any other Applicable Law and upon consummation of any such sale the Pledgee shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Collateral so
sold.   Each purchaser at any sale of Collateral shall  take  and
hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the fullest extent permitted by Applicable Law) all rights of redemption, stay and/or appraisal which such Pledgor now has or may at any time in the future have under any Applicable Law now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by Applicable Law, at least 5 days' prior written notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Pledgee may fix and shall state in the notice or publication (if any) of such sale. At any such sale, the Collateral, or portion thereof to be sold, may be sold in one lot as an entirety or in separate parcels, as the Pledgee may determine in its sole and absolute discretion. The Pledgee shall not be obligated to make any sale of the Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Collateral may have been given. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Pledgee until the sale price is paid by the purchaser or purchasers thereof, but the Pledgee shall not incur any liability to any Pledgor in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Agreement, the Pledgee and any other holder of any of the Secured Obligations, to the extent permitted by Applicable Law, may bid for or purchase, free from any right of redemption, stay and/or appraisal on the part of any Pledgor (all said rights being also hereby waived and released to the extent permitted by Applicable Law), any part of or all the Collateral offered for
sale.   For purposes hereof, a written agreement to purchase  all
or any part of the Collateral shall be treated as a sale thereof; the Pledgee shall be free to carry out such sale pursuant to such agreement and no Pledgor shall be entitled to the return of any Collateral subject thereto, notwithstanding the fact that after the Pledgee shall have entered into such an agreement all Events of Default may have been remedied or the Secured Obligations may have been paid in full as herein provided. Each Pledgor hereby waives any right to require any marshaling of assets and any
similar  right.   In  addition to exercising the  power  of  sale
herein

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conferred  upon  it, the Pledgee shall also have  the  option  to proceed by suit or suits at law or in equity to foreclose this Agreement and sell the Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction. The rights and remedies of the Pledgee under this Agreement are cumulative and not exclusive of any rights or remedies which it otherwise has.

     Section 7. Application of Proceeds of Sale and Cash. The proceeds of any sale of the whole or any part of the Collateral, together with any other moneys held by the Pledgee under the provisions of this Agreement, shall be applied FIRST to pay incurred and unpaid fees and expenses of the Pledgee under the Loan Documents, SECOND, to the Pledgee for application by it towards payment of the Secured Obligations, and THIRD, any balance of such proceeds remaining after the then outstanding Secured Obligations have been paid in full in cash, shall be paid to the Borrower or to whomsoever may be lawfully entitled to receive the same. Each Pledgor shall remain liable and will pay, on demand, any deficiency remaining in respect of the Secured Obligations.

     Section 8. Pledgee Appointed Attorney-in-Fact. Each Pledgor hereby constitutes and appoints the Pledgee as the attorney-in-fact of such Pledgor with full power of substitution either in the Pledgee's name or in the name of such Pledgor to do any of the following: (a) to perform any obligation of such Pledgor hereunder in such Pledgor's name or otherwise; (b) to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (c) to prepare, execute, file, record or deliver notices, assignments, financing statements, continuation statements, applications for registration or like papers to perfect, preserve or release the Pledgee's security interest in the Collateral; (d) to issue entitlement orders, instructions and other orders to any securities intermediary in connection with any of the Collateral held by or maintained with such securities intermediary; (e) to verify facts concerning the Collateral in such Pledgor's name, its own name or a fictitious name; (f) to endorse checks, drafts, orders and other instruments for the payment of money payable to such Pledgor, representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same; (g) to exercise all rights, powers and remedies which such Pledgor would have, but for this Agreement, with respect to any of the Collateral; and (h) to carry out the provisions of this Agreement and to take any action and execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes hereof, and to do all acts and things and execute all documents in the name of such Pledgor or otherwise, deemed by the Pledgee as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder. Nothing herein contained shall be construed as requiring or obligating the Pledgee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Pledgee or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Pledgor or to any claim or action against the Pledgee. The power of attorney granted herein is irrevocable and coupled with an interest and can only be exercised following an Event of Default.

     Section 9. Pledgee's Duty of Care. Other than the exercise of reasonable care to ensure that safe custody of the Collateral while being held by the Pledgee hereunder, the Pledgee shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that each Pledgor shall responsible for preservation of all rights of such Pledgor in the Collateral. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property, it being understood that the Pledgee shall not have responsibility for
(a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

     Section 10. Reimbursement of Pledgee. Each Pledgor agrees to pay upon demand to the Pledgee the amount of any and all expenses, including the fees disbursements and other charges of its counsel and of any experts or agents, and its fully allocated internal costs, that the Pledgee may incur in connection with (a) any sale of, collection from, or other realization upon, any of the Collateral, (b) the exercise or enforcement of any of the rights of the Pledgee hereunder, or (c) the failure by any Pledgor to perform or observe any of the provisions hereof or otherwise in respect of the Collateral.

     Section 11. Indemnification. Each Pledgor agrees to pay, indemnify, and hold the Pledgee, and each of their respective predecessor, affiliate, subsidiaries, successors and assigns, together with their past, present and future officers, directors, agents, attorneys, financial advisors, representatives, partners, joint ventures, affiliates and the successor and assigns of any and all of them (each, an "Indemnified Person") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever ("Indemnified Amounts") brought against or incurred by an Indemnified Person, in any manner arising out of or, directly or indirectly, related in any way to or connected with this Agreement, including without limitation, the exercise by the Pledgee of any of its rights and remedies under this Agreement or any other action taken by the Pledgee pursuant to the terms of this Agreement; provided, however, a Pledgor shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Amounts to the extent arising from the gross negligence or willful misconduct of such Indemnified Party, as determined by a court of competent jurisdiction in a final, non-appealable judgment.

     Section 12. Further Assurances. Each Pledgor shall, at its sole cost and expense, take all action that may be necessary or desirable in the Pledgee's sole discretion, so as at all times to maintain the validity, perfection, enforceability and priority of the Pledgee's security interest in the Collateral, or to enable the Pledgee to exercise or enforce its rights hereunder, including without limitation or otherwise in respect of the Collateral. The Pledgee shall at all times have the right to exchange the certificates representing such Equity Interests for certificates of smaller or larger numbers of shares for any purpose consistent with this Agreement.

     Section 13. Securities Act. In view of the position of the Pledgors in relation to the Collateral, or because of other current or future circumstances, a question may arise under the Securities Act, or any similar Applicable Law hereafter enacted analogous in purpose or effect (the Securities Act and any such similar Applicable Law as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Collateral permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Pledgee if the Pledgee were to attempt to dispose of all or any part of the Collateral in accordance with the terms hereof, and might also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same.
Similarly, there may be other legal restrictions or limitations affecting the Pledgee in any attempt to dispose of all or part of the Collateral in accordance with the terms hereof under applicable Blue Sky or other state securities laws or similar
Applicable Law analogous in purpose or effect. Each Pledgor recognizes that in light of the foregoing restrictions and limitations the Pledgee may, with respect to any sale of the Collateral, limit the purchasers to those who will agree, among other things, to acquire such Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of the foregoing restrictions and limitations, the Pledgee, in its sole and absolute discretion, may, in accordance with Applicable Law, (a) proceed to make such a sale whether or not a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral in accordance with the terms hereof at a price that the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of public or private market upon which the quotations or sales prices may exceed substantially the price at which the Pledgee sells.

     Section 14.  [Reserved]

     Section 15. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until it terminates in accordance with its terms.

     Section 16. Security Interest Absolute. All rights of the Pledgee hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Loan Document, any agreement with respect to any of the Secured Obligations or any other  agreement or instrument relating to any of the  foregoing,
(b) any change in the time, manner or place of the payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document, or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Secured Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Secured Obligations).

     Section 17. No Waiver. Neither the failure on the part of the Pledgee to exercise, nor the delay on the part of the Pledgee in exercising any right, power or remedy hereunder, nor any course of dealing between the Pledgee, on the one hand, and the Pledgor, on the other hand, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy hereunder preclude any other or the further exercise thereof or the exercise of any other right, power or remedy.

     Section   18.    Notices.   Notices,  requests   and   other
communications required or permitted hereunder shall be given  in accordance  with, and subject to the provisions of, Section  16.1 of the Note.

     SECTION  19.   GOVERNING  LAW.   THIS  AGREEMENT  SHALL   BE
GOVERNED  BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS  OF  THE
STATE  OF  NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND  TO  BE
FULLY PERFORMED, IN SUCH STATE.

     SECTION 20.  LITIGATION; OTHER MATTERS; WAIVERS.

     (a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY AMONG ANY OF THE PLEDGORS AND THE PLEDGEE WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PLEDGEE AND THE PLEDGORS HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT OR THE COLLATERAL.

     (b)   EACH  PLEDGOR EXPRESSLY WAIVES TO THE  MAXIMUM  EXTENT
PERMITTED  BY  APPLICABLE  LAW: (i) ANY CONSTITUTIONAL  OR  OTHER
RIGHT  TO  A  JUDICIAL  HEARING PRIOR TO  THE  TIME  THE  PLEDGEE
DISPOSES OF ALL OR ANY PART OF THE COLLATERAL

AS PROVIDED IN THIS AGREEMENT; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT SUCH PLEDGOR NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY APPLICABLE LAW NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS EXPRESSLY REQUIRED UNDER THIS AGREEMENT OR APPLICABLE LAW, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

     (c) THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL
SURVIVE THE PAYMENT OF THE SECURED OBLIGATIONS AND THE TERMINATION OF THIS AGREEMENT.

     Section 21. Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 22. Binding Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that no Pledgor shall be permitted to assign this Agreement or any interest herein or in the Collateral or any part thereof.

     Section 23. Termination. Upon indefeasible payment in full of all of the Secured Obligations, this Agreement shall terminate. Upon termination of this Agreement in accordance with its terms, the Pledgee agrees to take such actions as any Pledgor may reasonably request, and at the sole cost and expense of such Pledgor, to evidence the termination of this Agreement.

     Section 24. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

     Section 25. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

     Section 26. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute but one agreement.

     Section 27.  Joint and Several Obligations of Pledgors.  THE
OBLIGATIONS OF THE PLEDGORS HEREUNDER SHALL BE JOINT AND SEVERAL,
AND  ACCORDINGLY, EACH PLEDGOR CONFIRMS THAT IT IS LIABLE FOR THE
FULL AMOUNT OF

THE   "SECURED  OBLIGATIONS"  AND  ALL  OF  THE  OBLIGATIONS  AND
LIABILITIES OF EACH OF THE OTHER PLEDGORS HEREUNDER.


                    [Signatures on Next Page]

      IN WITNESS WHEREOF, each Pledgor has executed and delivered this Pledge Agreement under seal as of this the date first written above.


                    PLEDGORS:

                       BAYCORP HOLDINGS, LTD.


                       By:   /s/ Frank W. Getman Jr.
                         ----------------------------
                         Name:  Frank W. Getman Jr.
                         Title: President


                       NACOGDOCHES GAS, LLC


                       By:   /s/ Frank W. Getman Jr.
                         ----------------------------
                         Name:  Frank W. Getman Jr.
                         Title: Manager


                       GREAT BAY HYDRO MAINE, LLC

                       By: BAYCORP HOLDINGS, LTD., its sole
                          member

                          By:   /s/ Frank W. Getman Jr.
                            -----------------------------
                            Name:  Frank W. Getman Jr.
                            Title: President


                       GREAT BAY HYDRO BENTON, LLC

                       By: BAYCORP HOLDINGS, LTD., its sole
                          member

                          By:   /s/ Frank W. Getman Jr.
                            ------------------------------
                            Name:  Frank W. Getman Jr.
                            Title: President






            [Signature Pages to Pledge Agreement]

Agreed to, accepted and acknowledged
as of the date first written above.

PLEDGEE:

SLOAN GROUP LTD.


By:  /s/ Joseph C. Lewis
   ---------------------------
  Name:  Joseph C. Lewis
  Title:    Director



            [Signature Pages to Pledge Agreement]

                   ANNEX 1 TO PLEDGE AGREEMENT

               FORM OF PLEDGE AGREEMENT SUPPLEMENT


      THIS  PLEDGE AGREEMENT SUPPLEMENT dated as of _____________
200__,   (this   "Supplement")   executed   and   delivered    by
________________ a ______________ (the "New Pledgor") in favor of
Sloan Group Ltd. (the "Pledgee").

      WHEREAS, pursuant to that certain Note dated as of March [ ], 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Note"), by and among BAYCORP HOLDINGS, LTD., a Delaware corporation ("Holdings"), GREAT BAY POWER MARKETING, INC., a Maine corporation ("GB Power"), GREAT BAY HYDRO CORPORATION, a New Hampshire corporation ("GB Hydro"), BAYCORP VENTURES, LLC, a Delaware limited liability company ("Baycorp Ventures"), NACOGDOCHES POWER, LLC, a New Hampshire limited liability company ("NAC Power"), NACOGDOCHES GAS, LLC, a New Hampshire limited liability company ("NAC Gas"), GREAT BAY HYDRO MAINE, LLC, a Maine limited liability company ("GB Maine") and GREAT BAY HYDRO BENTON, LLC, a Maine limited liability company ("GB Benton"; together with Holdings, GB Power, GB Hydro, BayCorp Ventures, NAC Power, NAC Gas, GB Maine and GB Benton, collectively the "Borrower") and the Pledgee, the Pledgee has agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Note;

      WHEREAS, it is a condition precedent to the Pledgee's continued extension of such financial accommodations that the New
Pledgor execute this Supplement.

      NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the New Pledgor, the New Pledgor hereby agrees as follows:

     Section 1. Accession to Pledge Agreement; Grant of Security Interest. The New Pledgor agrees that it is a "Pledgor" under the Pledge Agreement and assumes all obligations of a "Pledgor" thereunder, all as if the New Pledgor had been an original signatory to the Pledge Agreement. Without limiting the generality of the foregoing, the New Pledgor hereby:

      (a) pledges to the Pledgee, and grants to the Pledgee a security interest in, all of the New Pledgor's right, title and interest in, to and under the Collateral, including the Equity Interests described on Exhibit I attached hereto, as security for the Secured Obligations;

      (b) makes to the Pledgee as of the date hereof each of the representations and warranties contained in Section 3 of the Pledge Agreement and agrees to be bound by each of the covenants contained in the Pledge Agreement, including without limitation, those contained in Section 4 thereof; and

      (c) consents and agrees to each other provision set forth in the Pledge Agreement.

      SECTION  2.   GOVERNING  LAW.   THIS  SUPPLEMENT  SHALL  BE
GOVERNED  BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH,  THE
LAWS  OF  THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED,
AND TO BE FULLY PERFORMED, IN SUCH STATE.

      Section 3. Definitions. Capitalized terms used herein and not otherwise defined herein shall have their respective defined meanings given them in the Pledge Agreement.


                    [Signatures on Next Page]

     IN WITNESS WHEREOF, the New Pledgor has caused this Pledge
Agreement Supplement to be duly executed and delivered under seal by its duly authorized officers as of the date first written above.

                         [NEW PLEDGOR]


                         By:
                             --------------------------------
                              Name:
                                   ------------------------
                              Title:
                                   ------------------------

                         Address for Notices:

                         --------------------------

                         --------------------------

                         --------------------------

                         Attention:
                                   ------------------------
                         Telecopy Number:
                                        ------------------
                         Telephone Number:
                                        ------------------
Accepted:

SLOAN GROUP LTD.


By:
     ----------------------------
     Name:
          ----------------------
     Title:
          ----------------------

                                    EXHIBIT I

                            Pledged Equity Interests
                            ------------------------


                              Jurisdiction      Class of     Certificate
                                   of            Equity         Number     Percentage of
   Pledgor        Issuer        Formation       Interest       (if any)      Ownership

------------   ------------   ------------   ------------   ------------   ------------

------------   ------------   ------------   ------------   ------------   ------------


This Exhibit shall be deemed to be a supplement to Schedule 1 attached to the Pledge Agreement.


                         SCHEDULE 1 TO PLEDGE AGREEMENT


Pledged Equity Interests:
------------------------

                               Jurisdiction     Class of     Certificate
                               Of Formation      Equity         Number     Percentage of
   Pledgor        Issuer        of Issuer       Interest       (if any)      Ownership

 ----------     ----------      ----------     ----------     ----------        100%

 ----------     ----------      ----------     ----------     ----------        100%





Pledgor Information:
-------------------

               Jurisdiction
                    of         Organizational       Location of Chief
   Pledgor       Formation         ID No.           Executive Office

 ----------     ----------       ----------        ------------------

 ----------     ----------       ----------        ------------------


                 SCHEDULE 2 TO PLEDGE AGREEMENT

               Form of Acknowledgement and Consent

               -----------------------------------

     The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement dated as of March __, 2005 (the "Pledge Agreement"), made by BAYCORP HOLDINGS, LTD., a Delaware corporation ("Holdings"), NACOGDOCHES GAS, LLC, a New Hampshire limited liability company ("NAC Gas"), GREAT BAY HYDRO MAINE, LLC, a Maine limited liability company, and GREAT BAY HYDRO
BENTON, LLC, a Maine limited liability company, and the other Pledgors party thereto in favor of Sloan Group Ltd. (the
"Pledgee"). Terms not otherwise defined herein have the respective meanings given them in the Pledge Agreement.

      The undersigned agrees for the benefit of the Pledgee as follows:

      (a) The undersigned will be bound by, and comply with, the terms of the Pledge Agreement applicable to the undersigned, including without limitation, Sections 4(e) and 4(g).

      (b) The undersigned will notify the Pledgee in writing promptly of the occurrence of any of the events described in
Section 4(d) of the Pledge Agreement.

      (c) The undersigned will not permit any of the Equity Interests issued by it (i) to be dealt in or traded on a securities exchange or in securities markets; or (ii) to provide by its terms that it is a security governed by Article 8 of the UCC.

      IN WITNESS WHEREOF, the undersigned has executed and delivered this Acknowledgement and Consent under seal as of this the date first written above.

                         [ISSUER]


                         By:
                              ---------------------------
                         Name:
                              ---------------------------
                         Title:
                              ---------------------------